EX-32

      SECTION 1350 CERTIFICATION OF PATRICK A. GALLIHER AND ARTHUR DE JOYA

                           SECTION 1350 CERTIFICATION

In connection with the quarterly report of RMD Technologies, Inc. ("Company") on Form 10-QSB for the quarter ended August 31, 2006 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to their knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 26, 2006                           By: /s/ Patrtick A. Galliher
                                                      --------------------------
                                                  Patrick A. Galliher, President


Dated: October 26, 2006                           By: /s/ Arthur De Joya
                                                      --------------------------
                                                  Arthur De Joya,
                                                  Chief Financial Officer